Exhibit 32.2

         CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO TITLE 18,
            UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis J. Curtin, Senior Vice President - Chief Financial Officer of E-Z-EM, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1. the Annual Report on Form 10-K of the Company for the fiscal year ended May 29, 2004 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 27, 2004                        /s/ Dennis J. Curtin
      -----------------                      -----------------------------------
                                             Dennis J. Curtin, Senior Vice
                                             President - Chief Financial Officer


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